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                                                                    EXHIBIT 23.1



                   Consent of Independent Public Accountants
                   -----------------------------------------


   As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed registration Statements No.'s 33-84570 and 333-1276.



Cincinnati, Ohio
 April 2, 1998